UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________________________________
FORM 8-K
_____________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
October 28, 2026
____________________________________________________________
ALPHABET INC.
(Exact name of registrant as specified in its charter)
_______________________________________________________________

Delaware	001-37580	61-1767919
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1600 Amphitheatre Parkway
Mountain View, CA 94043
Attn: Corporate Secretary
Email: corporatesecretary@abc.xyz
(Address of principal executive offices, including zip code)
(650) 253-0000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
______________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 par value	GOOGL	Nasdaq Stock Market LLC
(Nasdaq Global Select Market)
Class C Capital Stock, $0.001 par value	GOOG	Nasdaq Stock Market LLC
(Nasdaq Global Select Market)
Depositary Shares, each representing a 1/20th interest in a share of 6.25% of Series A Mandatory Convertible Preferred Stock, par value $0.001	GOOGM	Nasdaq Stock Market LLC
(Nasdaq Global Select Market)
Depositary Shares, each representing a 1/20th interest in a share of 6.25% of Series B Mandatory Convertible Preferred Stock, par value $0.001	GOOGN	Nasdaq Stock Market LLC
(Nasdaq Global Select Market)
2.375% Senior Notes due 2028	—	Nasdaq Stock Market LLC

2.500% Senior Notes due 2029	—	Nasdaq Stock Market LLC
4.125% Senior Notes due 2029	—	Nasdaq Stock Market LLC
3.200% Senior Notes due 2030	—	Nasdaq Stock Market LLC
2.875% Senior Notes due 2031	—	Nasdaq Stock Market LLC
3.450% Senior Notes due 2032	—	Nasdaq Stock Market LLC
4.625% Senior Notes due 2032	—	Nasdaq Stock Market LLC
3.000% Senior Notes due 2033	—	Nasdaq Stock Market LLC
3.125% Senior Notes due 2034	—	Nasdaq Stock Market LLC
3.625% Senior Notes due 2034	—	Nasdaq Stock Market LLC
3.375% Senior Notes due 2037	—	Nasdaq Stock Market LLC
3.500% Senior Notes due 2038	—	Nasdaq Stock Market LLC
4.100% Senior Notes due 2039	—	Nasdaq Stock Market LLC
5.500% Senior Notes due 2041	—	Nasdaq Stock Market LLC
4.000% Senior Notes due 2044	—	Nasdaq Stock Market LLC
3.875% Senior Notes due 2045	—	Nasdaq Stock Market LLC
4.500% Senior Notes due 2045	—	Nasdaq Stock Market LLC
4.000% Senior Notes due 2054	—	Nasdaq Stock Market LLC
5.875% Senior Notes due 2058	—	Nasdaq Stock Market LLC
4.800% Senior Notes due 2063	—	Nasdaq Stock Market LLC
4.375% Senior Notes due 2064	—	Nasdaq Stock Market LLC
6.125% Senior Notes due 2126	—	Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.     Results of Operations and Financial Condition.
On October 28, 2026, Alphabet Inc. (“Alphabet” or the “Company”) is issuing a press release and holding a conference call regarding its financial results for the quarter ended September 30, 2026. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Alphabet is making reference to non-GAAP financial information in both the press release and the conference call. A reconciliation of these non-GAAP financial measures to the comparable GAAP financial measures is contained in the attached press release.

Item 9.01.     Financial Statements and Exhibits.
(d)Exhibits

Exhibit No.	Description
99.1	Press release of Alphabet Inc. dated October 28, 2026
104	Cover Page Interactive Data File (formatted as inline XBRL)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALPHABET INC.

Date: October 28, 2026	/s/ ANAT ASHKENAZI
Anat Ashkenazi
Senior Vice President, Chief Financial Officer